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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 4, 1998




                               STRYKER CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)





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                  MICHIGAN                    0-9165            38-1239739
      (State or other jurisdiction of      (Commission        (IRS employer
               incorporation)              file number)    identification no.)
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P.O. Box 4085, Kalamazoo, Michigan                              49003-4085
(Address of principal executive offices)                        (Zip Code)
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(616) 385-2600
(Registrant's telephone number, including area code)




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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On December 4, 1998, Stryker Corporation (the "Company") completed the acquisition of Howmedica, the orthopaedic division of Pfizer Inc. ("Howmedica"), for $1.65 billion in cash. The purchase price was funded by cash on hand and draws under a $1.65 billion credit facility arranged by Goldman Sachs Credit Partners L.P. and NationsBanc Montgomery Securities LLC. The Company acquired both stock and net assets from Pfizer Inc. and certain of its subsidiaries. The Company intends to continue to use the assets acquired in connection with the Howmedica business.

                  Howmedica is currently the world's third largest manufacturer of reconstructive devices, including hip, knee and shoulder implants, and also manufacturers bone cement, trauma products for internal and external fracture fixation, implantable devices used in oral, facial and skull surgery, and specialty surgical instruments. Howmedica had 1997 sales of approximately $820 million.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  a)          Financial statements of the business acquired.

                               Financial statements required by this item will be filed by amendment to this initial report no later than February 19, 1999.

                  (b)          Pro forma financial information.

                               Pro forma financial information required by this item will be filed by amendment to this initial report no later than February 19, 1999.

                  (c)          Exhibits

         Exhibit Number        Description
         --------------        -----------
               2.1             Form of Stock and Asset Purchase Agreement, dated
                               as of August 13, 1998, between Pfizer Inc. and the Company (the "Purchase Agreement").

               2.2 Form of Amendment No. 1, dated as of October 22, 1998, to the Purchase Agreement.



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             10.1              Form of Credit and Guaranty Agreement, dated as
                                    of December 4, 1998, among the Company,
                                    certain subsidiaries of the Company, as
                                    guarantors, the Lenders named therein and certain other parties.




                                   SIGNATURES



                           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  December 21, 1998

                                              STRYKER CORPORATION




                                              By:      /s/ David J. Simpson
                                                       ------------------------
                                                       David J. Simpson
                                                       Vice President, Chief
                                                       Financial Officer and
                                                       Secretary

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                                EXHIBIT INDEX


        Exhibit Number       Description
        --------------       -----------

             2.1 Form of Stock and Asset Purchase Agreement, dated as of August 13, 1998, between Pfizer Inc. and the Company (the "Purchase Agreement").

             2.2 Form of Amendment No. 1, dated as of October 22, 1998, to the Purchase Agreement.

            10.1 Form of Credit and Guaranty Agreement, dated as of December 4, 1998, among the Company, certain subsidiaries of the Company, as guarantors, the Lenders named therein and certain other parties.